UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2020

COMPUTER PROGRAMS AND SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Wall Street, Mobile, Alabama 36695

(Address of Principal Executive Offices, including Zip Code)

(251) 639-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPSI	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously publicly disclosed by Computer Programs and Systems, Inc. (the “Company”), the Company entered into a Support Agreement (the “Support Agreement”), dated February 27, 2019, with Gilead Capital Master Fund Ltd., Gilead Capital LP, Gilead Capital GP LLC and Jeffrey A. Strong (collectively, the “Gilead Group”). Pursuant to the terms of the Support Agreement, Mr. Strong was elected to the Board of Directors of the Company (the “Board”) on February 27, 2019. Capitalized terms that are used in this Current Report on Form 8-K but not defined herein have the meanings ascribed to them in the Support Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 27, 2019. Section 1.1(h) of the Support Agreement provides that, if at any time after February 27, 2019, the Gilead Group, together with all Affiliates, ceases to collectively Economically Own one-third of the total number of shares of the Company’s common stock that it owned on February 27, 2019 (the “Ownership Condition”), then Mr. Strong irrevocably agrees to offer to the Board in writing his resignation as a member of the Board (and all committees thereof), and the Board (by majority vote of the Disinterested Directors) shall have the option to accept such resignation in its sole discretion, and the Company and the Board shall have no further obligations under Section 1.1 of the Support Agreement.

Pursuant to the terms of Section 1.1(h) of the Support Agreement, on October 19, 2020, Mr. Strong offered in writing to the Board his resignation as a member of the Board and all committees thereof as a result of the Gilead Group, together with all Affiliates, ceasing to satisfy the Ownership Condition as of October 15, 2020. Upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), the Board (by majority vote of the Disinterested Directors) accepted Mr. Strong’s offer to resign as a member of the Board and all committees thereof on October 23, 2020.

In order to fill the vacancy on the Audit Committee of the Board (the “Audit Committee”) created by Mr. Strong’s resignation, upon the recommendation of the Nominating Committee, the Board appointed Regina M. Benjamin to the Audit Committee effective October 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER PROGRAMS AND SYSTEMS, INC.

Date: October 26, 2020	By:	/s/ J. Boyd Douglas
J. Boyd Douglas
President and Chief Executive Officer

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